                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into this 7th day of January, 1998 by and among SAGE PRODUCTS INC. ("Sage") and MEDICAL ACTION INDUSTRIES INC. ("Medical Action").

                                R E C I T A L S:

         WHEREAS, Sage is engaged in the business of manufacturing and marketing a product line of operating room sponge counters (the "Sage Product Line"), among other things; and

         WHEREAS, Sage desires to sell and transfer to Medical Action and Medical Action desires to purchase the assets relating to the Sage Product Line.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto hereby agree as follows:

         1.       Purchase and Sale of Assets Relating to the Sage Product Line.

                  1.1 Sage Assets. Subject to the terms and conditions set forth in this Agreement, Sage will sell to Medical Action, and Medical Action will purchase, acquire and accept from Sage the following assets (collectively, the "Sage Assets") as the same shall exist on the Closing Date (as defined in
Section 2 hereof):

                           (a) all of Sage's interest in all know-how,
inventions, processes, methods and formulae, trade secrets, product drawings, trademarks, specifications, patent applications and patent documentation and designs, and other technical information relating directly to the Sage Product Line, including, without limitation, the items set forth in Schedule 1.1(a) attached hereto and made a part hereof (collectively, the "Sage Technical Information");

                           (b) all saleable product inventories of finished
goods, work-in-process, raw materials, supplies and other materials relating to the Sage Product Line (the "Sage Inventory");

                           (c) all tools, dies and molds used in connection with
or required for the manufacture of the Sage Product Line which are set forth in
Schedule 1.1(c) attached hereto and made a part hereof (collectively, the "Sage Equipment");


                                    Exhibit 2



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                           (d) all business records of Sage directly relating to
the Sage Product Line, including customer lists and files, correspondence with customers and account histories, sales literature and promotional or other material, provided, however, that Sage may retain copies of any such records which it desires;

                           (e) all of Sage's rights and interests under all
sales orders entered into, accepted, made or submitted by Sage prior to the Closing Date (as defined below) for the sale of the products of the Sage Product Line as such sales orders are disclosed to Medical Action in writing prior to the Closing Date (collectively, the "Sage Sales Orders"). Provided, however, that Sage shall retain and Medical Action shall not acquire any accounts receivable or rights to payment under sales orders for products of the Sage Product Line that are shipped by Sage on or before the Closing Date.

                  1.2 Excluded Assets. Sage is not selling to Medical Action, and Medical Action is not purchasing, any equipment or other assets except those specifically described in Section 1.1 hereof. Notwithstanding the foregoing, for a period of one (1) year following the Closing Date, or until Medical Action exhausts the inventory of printed materials containing the name of Sage in the sale of the Sage Inventory ("Sage's Identification"), whichever shall first occur, Sage hereby grants to Medical Action a limited non-exclusive right to use Sage's Identification as it appears on sales literature and packaging materials in the Sage Inventory subject to Medical Action maintaining a quality assurance program, reasonably acceptable to Sage, for so long as Medical Action uses the license hereinabove granted.

                  1.3 Payment of Consideration for the Sage Assets. The consideration to be paid by Medical Action to Sage for the Sage Assets shall consist of the payment of $300,000.00 at Closing, as defined in Section 2. The cost of freight to deliver the Sage Assets to Medical Action shall be the responsibility of Sage.

                  1.4 Sage Sales Orders. Medical Action shall assume at the Closing and shall subsequently honor and discharge all of the obligations and commitments of Sage in connection with the Sage Sales Orders (but not otherwise) and agrees to maintain current pricing to Sage customers for the thirty (30) days from the Closing Date.

                  1.5 Excluded Liabilities. Subject to the terms contained in Sections 5.2 and 5.3 of this Agreement, Medical Action shall not assume or pay any of the debts, liabilities or obligations of Sage, other than the Sage Sales Orders, including, without limitation:

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                           (a) any liabilities, losses and damages and alleged
liabilities, losses and damages arising out of or resulting from: (i) personal injury, sickness, death, property damage, property destruction or loss of use of property, or any violation of federal, state or local laws or regulations relating to the protection of the environment which, in either case is the result, in whole or in part, of any environmental impairment, condition existing, or action taken or omitted by Sage, prior to the Closing Date in respect of the Sage Assets and which is not attributable to Medical Action's ownership, operation or use of the Sage Assets after the Closing Date or, alternatively, which relates to the Sage Inventory, and (ii) any accident or occurrence resulting in personal injury, sickness, death, property damage, property destruction or loss of use of property or arising out of the sale of any products of the Sage Inventory;

                           (b) any warranty and product liabilities and
obligations of Sage arising out of the sale of the Sage Inventory;

                           (c) any liabilities for trade accounts payable;

                           (d) all liabilities of Sage with respect to any
pending, threatened or unasserted litigation, claims, demands, investigations or proceedings; and

                           (e) any other liabilities (whether contingent, actual
or contractual), obligations, claims or commitments, disclosed or undisclosed, of Sage.

         2.       The Closing.

                  The closing of the purchase and sale of the Sage Assets shall take place at the offices of Medical Action Industries Inc., 150 Motor Parkway, Hauppauge, New York on January 6, 1998 or on such other date or at such other location as the parties shall mutually agree upon. At the Closing, Sage will deliver to Medical Action a Bill of Sale, Assignment of Patents and such other instruments as may be necessary to transfer to Medical Action all of the Sage Assets. The Bill of Sale, Assignment of Patents and other instruments will contain the usual warranties and affidavits of title and will effectively transfer to Medical Action full title to Medical Action, free and clear of all liens, security interests and encumbrances. The time and date of such closing is herein call the "Closing" or "Closing Date".

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         3. Representations and Warranties of Sage. Sage represents and warrants to Medical Action as follows:

                  3.1 Organization, Standing, etc. of Sage. On the date of execution of this Agreement Sage is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and is duly licensed or qualified to do business in and is in good standing in all jurisdictions in which the character of property or assets now owned or leased by it or the activities of the Sage Product Line requires it to be so licensed or qualified, except where the failure to be so licensed or qualified and in good standing would not have a material adverse effect upon the Sage Product Line. Sage has all requisite corporate power and authority to own its assets and properties and to conduct its business in the manner heretofore conducted.

                  3.2 Authority, Binding Effect. Sage has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Sage and this Agreement has been duly executed and delivered by duly authorized officers of Sage and constitutes, or when executed and delivered will constitute, the valid, legal and binding obligation of Sage enforceable against Sage in accordance with their terms. Sage is not a party to any proceedings in any court under the Federal Bankruptcy Act or any other insolvency or debtor's relief law, whether state or federal, or involving the appointment of a trustee, receiver, liquidator or assignee for Sage or any of its properties.

                  3.3 Compliance with Other Instruments and Laws, etc. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any violations of, be in conflict with, constitute a default under, or create any lien or other charge or encumbrance of any Sage Assets pursuant to any provision of the Articles or Certificate of Incorporation or By-Laws of Sage, or any contract, security agreement, instrument, judgment, decree, order, statute, rule of governmental regulation applicable to Sage or any of its assets or properties, the effect of which would be materially adverse to the Sage Product Line or Sage. No consent, approval or authorization of, or declaration or filing with, any governmental or regulatory authority or agency, whether federal, state or local, is required of Sage under existing law in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. No consent of any other entity, agency or person is required in connection with the execution, delivery or performance by Sage of this Agreement or the consummation by Sage of any of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements to which Sage is a party, except to the extent the failure to obtain such consent would not have a

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material adverse effect on the Sage Product Line or Sage. Sage is in compliance, in all material respects, with all federal, state, local and foreign laws, ordinances, codes, regulations, order, requirements, standards or procedures which are applicable in any material respect (taken individually or in the aggregate) to the Sage Assets including those promulgated by the U.S. Food and Drug Administration.

                  3.4 Legal Proceedings. Sage is not a party to any pending or, to the best knowledge of Sage, threatened action, suit, proceeding or investigation at law or in equity or otherwise in, for or by any court or governmental board, commission, agency, department, arbitrator, or officer which could materially and adversely effect the ownership of the Sage Assets or which questions the validity of this Agreement or any of the actions to be taken pursuant hereto. Sage is not subject to any order, arbitration award, judgment, decree or governmental restriction which would prevent the transactions contemplated by this Agreement. There are no outstanding orders, arbitration awards, writs, injunctions or decrees of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality which could materially and adversely affect the ownership of the Sage Assets.

                  3.5 Title to Sage Assets. When transferred as provided herein, Medical Action will receive good and marketable title to all of the Sage Assets, free and clear of all title defects, liens, security interests, charges, encumbrances, and conditional sale and title retention agreements, except liens for taxes not yet due and payable or being contested in good faith by appropriate proceedings.

                  3.6 Insurance. Sage has in full force and effect policies of casualty and liability insurance covering the Sage Assets.

                  3.7 Product Warranties and Returns. Attached hereto and made a part hereof is a list and brief description of (i) any written warranties or guaranties generally made by Sage in the ordinary course of operating the Sage Product Line as of the Closing relating to any of the products of the Sage Product Line (and Sage has provided Medical Action with copies of all such warranties and guaranties), (ii) any holdbacks, retentions or contingent payouts under any Sage Sales Orders, and (iii) any claims by customers under or in respect of any Sage Sales Orders.

                  3.8 Limitation of Representations and Warranties. Sage makes no representation or warranty as to the prospects, financial or otherwise, of the Sage Product Line as hereafter conducted by Medical Action. WITH THE EXCEPTION OF THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS AGREEMENT, SAGE MAKES NO OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE ASSETS HEREUNDER OR WITH RESPECT TO THE SAGE PRODUCT LINE. SAGE HEREBY DISCLAIMS AND MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY OF THE SAGE ASSETS.

                  3.9 Books and Records. The list of customers, distributors, suppliers, the payment and credit history of such customers and distributors, all product, business and marketing records, all customer product complaints, all records required to be maintained by and filings made with the United States Food and Drug Administration and all other files, business records and books and ledgers of Sage relating to Sage's business of manufacturing and marketing the products comprising the Sage Product Line are true and accurate in all material respects.

         4. Representations and Warranties of Medical Action. Medical Action

represents and warrants to Sage as follows:

                  4.1 Organization, Standing, etc. of Medical Action. Medical Action is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business in and is in good standing in all jurisdictions in which the character of property or assets now owned or leased by it or the activities of the Medical Action Business requires it to be so licensed or qualified, except where the failure to be so licensed or qualified and in good standing would not have a material adverse effect upon the Medical Action Business. Medical Action has all requisite corporate power and authority to own its assets and properties and to conduct its business in the manner heretofore conducted.

                  4.2 Authority, Binding Effect. Medical Action has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Medical Action, and this Agreement has been duly executed and delivered by duly authorized officers of Medical Action and constitute, or when executed and delivered will constitute, the valid, legal and binding obligation of Medical Action enforceable against Medical Action in accordance with their terms. Medical Action is not a party to any proceeding in any court under the Federal Bankruptcy Act or any other insolvency or debtor's relief law, whether state or federal, or involving the appointment of a trustee, receiver, liquidator or assignee for Medical Action or any of its properties.

         5.       Covenants.

                           5.1.1 Transition Assistance. Sage shall permit
Medical Action to visit its offices as reasonably necessary during normal business hours to obtain sales, marketing and technical data pertaining to the Sage Product Line.

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                           Following the execution of this Agreement and
continuing for a period of 90 days after the Closing, Sage agrees with Medical Action with respect to the Sage Product Line that it will cooperate with Medical Action, as the purchaser of such Business, to preserve the customer, distributor, supplier and other business relationships respecting such business through the transition of ownership of such business and, in connection therewith, will be reasonably available to meet with, or otherwise communicate with, such distributors, customers, suppliers and other business contact upon request of Medical Action, as the purchaser of such business.

                           5.1.2 In order to effectively transition the
manufacturing of the Sage Product Line by Medical Action, Sage agrees to deliver the Sage Equipment to Medical Action's facility located at 25 Heywood Road,

Arden, North Carolina 28704 during the week of February 2, 1998 or on such other date as the parties shall mutually agree upon.

                           5.1.3 At the same time that it delivers the Sage
Equipment to Medical Action per Section 5.1.2 of this Agreement, Sage agrees to deliver to Medical Action no less than three hundred seventy-five (375) cases, and no more than five hundred (500) cases, of the #3200 Safe-T-Count device. As consideration therefor, Medical Action agrees to pay Sage $60.00 multiplied by the number of cases of the device that it delivers (the "Purchase Price"). Medical Action further agrees to pay the Purchase Price to Sage within thirty
(30) days after the date of delivery.

                  5.2      Indemnification.

                           5.2.1 Indemnification of Medical Action by Sage.
Subject to the limitations set forth below, Sage shall indemnify Medical Action and hold it harmless from any and all loss, costs, damage, or expense, including reasonable attorneys' fees (a "Claim") whatsoever in connection with the Sage Product Line resulting from or arising out of (i) any and all liabilities, obligations and commitments of Sage not expressly assumed by Medical Action hereunder, (ii) any breach of any representation or warranty of Sage contained in this Agreement, (iii) the failure of Sage to perform any obligation imposed on it by this Agreement, (iv) any noncompliance by Sage with bulk sales laws or similar laws which may be applicable to the sale or transfer of the Sage Assets,
(v) the use by Sage of the Sage Assets, or any of them, and Sage's operation of the Sage Product Line prior to the Closing, except to the extent of any liability of any nature arising out of the sale by Medical Action after the Closing of any products of the Sage Product Line manufactured before the Closing Date, including the Sage Inventory, and (vi) any liability of any nature arising out of the sale by Sage on or before the Closing Date of any products of the Sage Product Line.

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                           5.2.2 Indemnification of Sage by Medical Action.
Subject to the limitations set forth below, Medical Action shall indemnify Sage from and hold it harmless against any Claim resulting or arising out of (i) any breach of any representation or warranty of Medical Action contained in this Agreement, (ii) the failure of Medical Action to perform any obligation imposed on it by this Agreement, (iii) the use by Medical Action of the Sage Assets, or any of them, and Medical Action's operation of the Sage Product Line from and after the Closing Date; and (iv) any liability of any nature arising out of the sale by Medical Action of any products of the Sage Product Line manufactured after the Closing Date, including the Sage Inventory.

                           5.2.3 Survival of Representations and Warranties and
Limitations on Indemnification. The representations and warranties contained in Sections 3 and 4 shall survive for a period of 18 months following the Closing Date, and any Claim for indemnification under this Section 5 shall be asserted, if at all, within such time periods, as applicable. The parties agree that, notwithstanding any other provision in this Agreement to the contrary, the amount that Medical Action may recover from Sage hereunder for any liability, loss, cost, expense or other indemnification related item is limited, in the aggregate, to the consideration paid by Medical Action for the Sage Assets.

                  5.3      Returns and Rebates.

                           (a) Sage accepts the financial responsibility for all
product returns associated with sales of products of the Sage Product Line which occurred prior to the Closing date; provided, however, that Medical Action hereby agrees to purchase from Sage any returned products which have a remaining shelf life of not less than 12 months (except for products that have been returned for quality reasons) which are resalable in the ordinary course of business at the same prices at which other similar products (by catalog number) are sold to Medical Action under this Agreement, provided that the value of the products so returned does not exceed $25,000.

                           (b) Sage agrees to reimburse Medical Action for any
rebate amount claimed by any customer included in the customer lists transferred to Medical Action as part of the Sage Product Line in respect of (and limited to) sales of Sage Product Line products made and invoiced by such customers before February 28, 1998 to end-user purchasers; provided, however, that Sage shall have no such liability except to the extent the rebate amount claimed is properly documented to Sage and would be properly payable under Sage's rebate policy existing on the date of this Agreement. Medical Action shall be solely responsible for paying any such rebate amount in respect of sales of Sage Product Line products sold and invoiced to end-user purchasers after such date.

                           (c) Each of the parties shall cooperate fully with
the others in forwarding to the proper party any misdirected rebate requests that it receives.

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                  5.4 Misdirected Payments. Each of the parties agree that if and to the extent that it receives any payment for goods sold by the other, it will promptly remit such payment to the other party. Sage further agrees that for a period of three months after the Closing, it will forward to Medical Action orders it receives for the Sage Product Line.

         6.       Miscellaneous.

                  6.1 Waiver of Bulk Sales Laws. Subject to the provisions of Section hereof, the parties hereto waive compliance with the provisions of any applicable bulk sales laws.

                  6.2 Notices. Any notice to a party hereto pursuant to this Agreement shall be given by personal delivery or overnight courier or mailed via certified or registered mail addressed, if to Medical Action, at 150 Motor Parkway, Hauppauge, New York 11788, Att: Paul D. Meringola, President, or if to Sage Products Inc., at 815 Tek Drive, Crystal Lake, Illinois 60014, Att: James
P. Layer, Director of Marketing and shall be deemed delivered when actually received if personally delivered or five days after having been placed in the mails so addressed with postage prepaid or two nights after delivery to such overnight courier. The parties shall hereafter notify the other in accordance herewith of any change of address to which notice is required to be mailed.

                  6.3 Successors; Survival. This Agreement shall inure to the benefit of, and be binding on and enforceable against, the successors and assigns of the respective parties hereto. The representations and warranties made by the parties in Sections 3 and 4 hereof shall survive the Closing in accordance with Section 5.2.3 hereof.

                  6.4 Counterparts. This Agreement may be executed by hard copy or telecopy in any number of counterparts which together shall constitute one and the same document.

                  6.5 Governing Law. This Agreement is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of New York.

                  6.6 Headings. The sections contained in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  6.7 Publicity. Except as otherwise required by applicable law, no publicity, release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the parties, which shall not be unreasonably withheld or delayed.

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                  6.8 Confidentiality. If the transactions contemplated by this
Agreement are not consummated, the parties will not use or disclose, and will use their reasonable best efforts to prevent their respective employees, agents or representatives from using or disclosing, to any third parties (except to the extent publicly available or obtainable from independent sources) any trade secrets or proprietary information obtained from the other parties in connection with the negotiation of, and the performance under, this Agreement.

                  6.9 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year above written.


                                            MEDICAL ACTION INDUSTRIES INC.


                                            By:      /s/ Paul D. Meringola
                                                     --------------------------

                                            Its:     President
                                                     --------------------------


                                            SAGE PRODUCTS INC.


                                            By:      /s/ Vincent W. Foglia
                                                     --------------------------

                                            Its:     President
                                                     --------------------------

                                 SCHEDULE 1.1(c)




                          SAGE SPONGE COUNTER EQUIPMENT




#3200 SAFE-T-COUNT

         *        Sage Safe-T-Count Machine

                  -        Part/Tool #S.C. 001

                  -        Custom Built by Sage and AMI

                  -        Built in 1990


         *        Sage Safe-T-Count Tooling

                  - Tool/Part #S.C. 002 - Heat Seal (used to entrap the draw tape in the hem of the glove)

                  -        Part/Tool #S.C. 003 - Glove Die

                  -        Part/Tool #S.C. 004 - Draw tape unwind stand



#3230 POCKET COUNT

         *        Sage Pocket Count Tooling

                  -        Part/Tool #P.C. 002

                  -        Custom Built for Sage

                  -        Built in 1990